EXHIBIT - 10.42

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                                      LEASE

                                     BETWEEN

                               CENTER REALTY, L.P.

                                       AND

                                  DSL ATLANTIC

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DATE OF LEASE:                       MARCH, 1993

LANDLORD:                            CENTER REALTY, L.P.
                                     A New Jersey Limited Partnership
      NOTICE ADDRESS:                300 Raritan Center Parkway, P.O. Box 7815
                                     Edison, New Jersey 08818-7815

TENANT:                              DSL ATLANTIC
                                     A New Jersey Corporation
      NOTICE ADDRESS:                471 Blair Road
                                     Avenel, New Jersey 07001

      FEDERAL ID:
      SIC NUMBER:

REAL ESTATE BROKER:                  Bussel Realty

PREMISES:                            Referenced on "Exhibit A"
      SIZE:                          Approximately 3.3 acres of
      LOCATION:                      unimproved land area
                                     Raskulinecz Road, Carteret, New Jersey

USE OF PREMISES:                     Storage of shipping containers

TERM:                                Five (5) years and one half (1/2) month

      BEGINNING DATE:                June 15, 1993
      ENDING DATE:                   June 30, 1998

BASE MONTHLY RENT:                   $10,800.00 per month net, subject to
                                     adjustment per clause 1 of this Lease

REAL ESTATE TAXES:                   $1,485.00 per month, subject to adjustment
                                     per clause 2 of this Lease

SECURITY DEPOSIT:                    $10,800.00

The Landlord hereby leases the Premises to the Tenant, and the Tenant hereby leases the Premises from the Landlord, in accordance with the terms of this Lease, which consists of 8 pages and 1 exhibit.

WITNESS/ATTEST:                              LANDLORD/CENTER REALTY, L.P.

                                             By: Federal Business Centers, Inc.
                                                 Corporate General Partner

[ILLEGIBLE]                                  /s/ Peter Visceglia
---------------------------------            -----------------------------------
By:                                          By: Peter Visceglia, President

WITNESS/ATTEST:                              TENANT/DSL ATLANTIC

                                             /s/ Ernest Desaye
----------------------------------           -----------------------------------
By:                                          By: Ernest DeSaye, President

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DATE OF LEASE:                       MARCH, 1993

LANDLORD:                            CENTER REALTY, L.P.
                                     A New Jersey Limited Partnership
      NOTICE ADDRESS:                300 Raritan Center Parkway, P.O. Box 7815
                                     Edison, New Jersey 08818-7815

TENANT:                              DSL ATLANTIC
                                     A New Jersey Corporation
      NOTICE ADDRESS:                471 Blair Road
                                     Avenel, New Jersey 07001

      FEDERAL ID:
      SIC NUMBER:

REAL ESTATE BROKER:                  Bussel Realty

PREMISES:                            Referenced on "Exhibit A"
      SIZE:                          Approximately 3.3 acres of
      LOCATION:                      unimproved land area
                                     Raskulinecz Road, Carteret, New Jersey

USE OF PREMISES:                     Storage of shipping containers

TERM:                                Five (5) years and one half (1/2) month

      BEGINNING DATE:                JUNE 15, 1993
      ENDING DATE:                   JUNE 30, 1998

BASE MONTHLY RENT:                   $10,800.00 per month net, SUBJECT TO
                                     ADJUSTMENT PER CLAUSE 1 OF THIS LEASE

REAL ESTATE TAXES:                   $1,485.00 per month, SUBJECT TO ADJUSTMENT
                                     PER CLAUSE 2 OF THIS LEASE

SECURITY DEPOSIT:                    $10,800.00

The Landlord hereby leases the Premises to the Tenant, and the Tenant hereby leases the Premises from the Landlord, in accordance with the terms of this Lease, which consists of 8 pages and 1 exhibit.

WITNESS/ATTEST:                              LANDLORD/CENTER REALTY, L.P.

                                             By: Federal Business Centers, Inc.
                                                 Corporate General Partner
                                             /s/ Peter Visceglia, President
----------------------------------           -----------------------------------
By:                                          By: Peter Visceglia, President

WITNESS/ATTEST:                              TENANT/DSL ATLANTIC

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                                TABLE OF CONTENTS

CLAUSES                                                                     PAGE
-------------------------------------------------------------------------   ----
1.    BASE RENT..........................................................     1
2.    ADDITIONAL RENT....................................................     1
3.    LATE RENT..........................................................     1
4.    LIABILITY INSURANCE................................................     1
5.    REAL ESTATE COMMISSION.............................................     2
6.    QUIET ENJOYMENT....................................................     2
7.    USE OF PREMISES....................................................     2
8.    ACCESS TO PREMISES.................................................     3
9.    CONDITION OF PREMISES..............................................     3
10.   ALTERATIONS........................................................     3
11.   SIGNS..............................................................     4
12.   ASSIGNMENT AND SUBLETTING..........................................     4
13.   MORTGAGES..........................................................     5
14.   RECORDING..........................................................     5
15.   CONDEMNATION.......................................................     5
16.   RELOCATION.........................................................     6
17.   RETURN OF PREMISES.................................................     6
18.   COMPLIANCE WITH ENVIRONMENTAL LAWS.................................     6
19.   RELEASE AND INDEMNIFICATION........................................     7
20.   DEFAULT............................................................     8
21.   NOTICE AND CONSENT.................................................     9
22.   SEVERABILITY.......................................................     9
23.   GOVERNING LAW......................................................     9
24.   LANDLORD'S REPRESENTATIONS.........................................    10
25.   CERTIFICATE OF OCCUPANCY...........................................    10
26.   TERMINATION OPTION.................................................    10
27.   BINDING EFFECT OF LEASE............................................    10
28.   ENTIRE AGREEMENT...................................................    10

EXHIBITS

A.    PLAN OF PREMISES AND SPECIFICATIONS...........................   EXHIBIT A

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                                  1. BASE RENT

Upon signing this Lease, the Tenant shall pay the base rent due for the first month of the Term. After the first month of the Term, the Tenant shall pay base rent on a monthly basis, in advance, on the first day of each month during the remainder of the Term. Base rent shall be payable without prior demand and without abatement, deduction, or setoff.

ON JUNE 1, 1996, THE MONTHLY INSTALLMENT OF RENT OF $10,800,00 SHALL BE ADJUSTED until the expiration of the TERM HEREOF, by multiplying the same, times a factor, the denominator of which shall be the "Consumers Price Index for All Urban Consumers" (1982-1984=100), specified for "All Items", relating to the United States, published by the Bureau of Labor Statistics for MAY, 1993 and the numerator of which shall be the CPI for the month OF JUNE, 1996. In the event the compilation or publication, or both, of the CPI is revised, discontinued or transferred to any other governmental department, bureau or agency, the Landlord may elect an alternative index for the purposes of the above adjustment.

                               2. ADDITIONAL RENT

On a monthly basis, COMMENCING WITH THE FIRST MONTH OF THE LEASE, the Tenant shall pay its pro rata share of: taxes for land and taxes for any special assessments related exclusively to the Premises. THE TENANT'S RESPONSIBILITY FOR PAYMENT OF ANY SPECIAL ASSESSMENTS SHALL BE EXPRESSLY LIMITED TO THE PRO RATA PORTION THEREOF WHICH SHALL BE DUE AND PAYABLE EACH YEAR DURING THE TERM OF THE LEASE. THE LANDLORD SHALL ELECT TO PAY SUCH ASSESSMENT ON AN INSTALLMENT BASIS. The Landlord shall have the exclusive right, but not the obligation, to contest or appeal any assessment.

The Tenant's percentage of real estate taxes is based on the total gross square footage of the Premises in elation to the total gross square footage of the lot containing the Premises.

The Landlord shall adjust the real estate taxes on at least an annual basis, in accordance with the actual real estate taxes incurred.

Upon signing this Lease, the Tenant shall pay the additional rent due for the first month of the Term. After the first month of the Term, the Tenant shall pay additional rent on a monthly basis, in advance, on the first day of each month during the remainder of the Term. Additional rent shall be payable without prior demand and without abatement, deduction, recoupment, or Setoff.

                                  3. LATE RENT

If the Landlord does not receive payment for base rent or additional rent by the tenth day of the month, during which payment is due, then the Tenant shall pay an amount, equal to two percent (2%) of the payment due, as additional rent for the month during which payment is due, and an amount, equal to two percent (2%) of the original payment due, as additional rent for each month thereafter during which payment remains outstanding beyond the first day of the month.

                             4. LIABILITY INSURANCE

The Tenant, at its own expense, shall obtain and maintain a broad form, comprehensive or commercial general liability insurance policy, including contractual liability coverage. The policy shall apply to claims arising upon or in connection with the Premises or the steps, sidewalks, parking areas, or landscaped areas which immediately adjoin and serve the Premises. The policy shall have a combined single limit no less than two million dollars ($2,000,000.00) without any deductible. Every five (5) years after the beginning of the Term, the Landlord may require a reasonable increase of this limit.

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The Tenant, at its own expense, shall also obtain and maintain an all-risk legal liability insurance policy, if applicable, for the personal property of others which is in the care, custody, and control of the Tenant.

Both insurance policies shall name the Landlord as an additional insured. Both policies shall be primary policies; they shall not contribute with or be in excess of any insurance policy maintained by the Landlord. Both policies shall provide coverage on an occurrence basis. Both policies shall provide that the insurance company shall notify the Landlord at least thirty (30) days in advance of the effective date of any modification or termination of the policies. Both policies shall be issued by an insurance company authorized to do business in New Jersey with a minimum A.M. Best rating of A15.

Before the beginning of the Term, and from time to time thereafter when the insurance policies are renewed or replaced, the Tenant shall provide the Landlord with a certificate of insurance which states that the policies in effect are in compliance with the terms of this Lease.

                            5. REAL ESTATE COMMISSION

The Landlord and the Tenant represent to each other that neither of them has consulted or negotiated with any real estate broker, salesperson, or finder with regard to the Premises or this Lease, except for the real estate broker set forth in this Lease. The Landlord shall pay the commission to the real estate broker set forth in this Lease.

The Landlord shall defend, indemnify, and hold the Tenant harmless from any claims for fees or commissions from anyone with whom the Landlord has dealt with regard to the Premises or this Lease. The Tenant shall defend, indemnify, and hold the Landlord harmless from any claims for fees or commissions from anyone with whom the Tenant has dealt with regard to the Premises or this Lease, except for the real estate broker set forth in this Lease.

                               6. QUIET ENJOYMENT

The Landlord shall give quiet enjoyment of the Premises to the Tenant so long as the Tenant is not in default under the terms of the Lease.

                               7. USE OF PREMISES

The Tenant shall only use the Premises for the purpose set forth in this Lease.

The Tenant, at its own expense, shall:

      a) comply with all federal, state, county, and municipal laws, ordinances, rules, and regulations;

      b) use the Premises in a safe manner;

      c)use the Premises without causing any liens to affect the Premises;

      d) maintain the Premises in a neat, clean condition, free of trash and vermin;

      e) use the Premises without disturbing the possession or quiet enjoyment of any other tenant;

      f) keep all vehicles related to its business from parking on the street;
AND

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      g) use the Premises in accordance with reasonable, nondiscriminatory regulations established from time to time by the Landlord.

                              8. ACCESS TO PREMISES

After providing the Tenant with reasonable advance verbal or written notice, the Landlord or its agents may enter the Premises during normal business hours to:
(a) inspect the Premises, (b) show the Premises to other persons, or (c) maintain or repair the Premises. The Landlord or its agents may enter the Premises at any time in response to an emergency.

                            9. CONDITION OF PREMISES

The Tenant has inspected the Premises and accepts the Premises "as is" with any and all patent and latent defects. The Landlord shall not have any obligation whatsoever to repair or maintain the Premises. THE LANDLORD REPRESENTS THAT IT IS NOT AWARE OF ANY LATENT DEFECTS IN THE PREMISES.

During the entire Term or any period of occupancy, if the Tenant, its employees, its agents, or its invitees cause any defect or damage to any part of the Premises, then the Tenant, at its own expense, shall promptly repair or replace the defective or damaged part of the Premises.

The Tenant shall promptly notify the Landlord of any defect or damage in the condition of any part of the Premises which the Tenant is obligated to repair or replace under the terms of this clause. The quality of all workmanship used to make repairs and replacements shall be equal to or better than the quality of the original workmanship. The materials used shall be identical to the original materials.

                                 10. ALTERATIONS

The Tenant shall not make any alterations, additions, or improvements to the Premises without the Landlord's prior written consent which shall not be unreasonably withheld or delayed.

The Tenant, at is own expense, shall obtain all necessary permits and provide the Landlord with copies before beginning any work. All work shall be performed by contractors designated by the Landlord. All materials used shall be identical to the original materials used to construct the Premises. The Tenant, at its own expense, shall obtain a new certificate of occupancy or a certificate of approval, if necessary, upon completion of any work and shall thereafter provide the Landlord with a copy.

At the end of the Term, or upon the rightful termination of this Lease, based on written instructions from the Landlord, WHICH SHALL BE GIVEN BY THE LANDLORD WITH ITS CONSENT FOR SUCH ALTERATIONS, ADDITIONS, OR IMPROVEMENTS TO THE PREMISES, the Tenant, at its own expense, shall either: (a) leave any alterations, additions, or, improvements at the Premises, in which case they shall be the property of the Landlord or (b) remove any alterations, additions, or improvements, and restore the Premises to their original condition, excluding normal wear and tear.

The Tenant shall promptly notify the Landlord of any lien or mechanic's notice of intention filed by a third party in relation to work or materials for the Tenant's alterations, additions, or improvements. The Tenant, at its own expense, shall have any such lien or mechanic's notice of intention discharged within thirty (30) days from the date on which the Tenant receives notice of the filing.

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                                    11. SIGNS

The Tenant shall not install any sign without the Landlord's prior written consent which shall not be unreasonably withheld or delayed. The Tenant, at its own expense, shall obtain all necessary permits and shall provide the Landlord with copies before making any installation,

                          12. ASSIGNMENT AND SUBLETTING

The terms of this clause shall apply every time that an assignment arises by operation of law and every time that the Tenant desires to make any of the following agreements:

      a)  an assignment of all or part of this Lease;

      b)  a sublease of all or part of the Premises; or

      c) an agreement allowing a third party to use or occupy all or part of the Premises.

If an assignment arises by operation of law, or if the Tenant desires to make any of the above-described agreements, then the Tenant shall provide the Landlord with all of the following information in writing:

      a) an explanation of the circumstances of the assignment by operation of law or the complete terms of the proposed agreement;

      b) the standard industrial classification number(s) applicable to the proposed assignee, sublessee, or third party user,

      c) a description of any hazardous wastes or hazardous substances, as defined under N.J.S.A. 13:lK-8 or N.J.S.A. 58:10-23.11b, and the related regulations, to be used, handled, or stored at the Premises by the proposed assignee, sublessee, or third party user; and

      d) any other reasonably requested information about the assignment by operation of law, the proposed agreement, or the proposed assignee, sublessee, or third party user.

The Landlord shall respond, in writing, to the Tenant's request related to the proposed assignee, sublessee, or third party user within fourteen (14) days after the Tenant provides the above-described information.

If the proposed assignee, sublessee, or third party user does not have a standard industrial classification number subject to N.J.S.A. 13:lK-6 ET SEQ ("ECRA"), and if no hazardous substances or hazardous wastes, as defined under N.J.S.A. 13:lK-8 or N.J.S.A. 58:10-23.llb, and the related regulations, are to be used, handled, or stored at the Premises by the proposed assignee, sublessee, or third party user, then the Landlord shall either (a) consent, (b) reasonably withhold its consent, or (c) terminate this Lease per the terms of this clause.

If, however, the proposed assignee, sublessee, or third party user has a standard industrial classification number subject to N.J.S.A. 13:1K-6 ET SEQ. ("ECRA"), or if hazardous substances or hazardous wastes, as defined under N.J.S.A. 13:lK-8 or N.J.S.A. 58:10-23.11b, and the related regulations, are to be used, handled, or stored at the Premises by the proposed assignee, sublessee, or third party user, then the Landlord, in its sole discretion, which may be reasonable or unreasonable, shall either (a) consent, (b) withhold its consent, or (c) terminate this Lease per the terms of this clause.

The Tenant shall not permit any assignee, sublessee, or third party user to use or take possession of all or part of the Premises, unless the Landlord has consented in writing. In addition, before any assignment by operation of law or any proposed agreement takes effect, the Tenant, at its own expense,

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shall either comply with N.J.S.A, 13:lK-6 ET SEQ. ("ECRA"), if applicable, or obtain approval of a nonapplicability application.

By consenting to any assignment by operation of law or any proposed agreement, the Landlord shall not be releasing the Tenant from any of its obligations under the terms of this Lease.

Consent to any one assignment by operation of law or any one proposed agreement shall not be deemed to be consent to any subsequent assignment by operation of law or any subsequent proposed agreement and shall not be deemed to be a waiver of any of the terms of this clause.

If the Landlord exercises its right of termination under the terms of this clause, and if an assignment by operation of law or a proposed agreement applies to all of the Premises, then the Landlord may terminate this Lease for all of the Premises. If, however, an assignment by operation of law or a proposed agreement only applies to part of the Premises, then the Landlord may terminate this Lease for that part of the Premises covered by the assignment by operation of law or the proposed agreement, in which case the amount of base rent and the Tenant's share of additional rent shall be prorated. Any termination shall be effective sixty (60) days from the date on which the Tenant receives the Landlord's notice of termination. If the Landlord terminates this Lease for all of the Premises, then the Landlord may lease all or part of the Premises and/or any other space directly to the proposed assignee, sublessee, or third party user. If the Landlord terminates this Lease for part of the Premises, then the Landlord may lease that part of the Premises and/or any other space directly to the proposed assignee, sublessee, or third party user.

If the Landlord exercises its right of termination under the terms of this clause, then, within fourteen (14) days of the Landlord's notice of termination, the Tenant may withdraw its request related to a proposed assignee, sublessee, or third party user, by sending a written notice of withdrawal to the Landlord, in which case the Tenant's request and the Landlord's termination with respect thereto shall be [ILLEGIBLE].

                                  13. MORTGAGES

THE LANDLORD REPRESENTS THAT THERE ARE NO MORTGAGES ON THE PREMISES. Any future mortgage made by the Landlord shall have priority over this Lease. Upon receipt of notice from the Tenant, the Landlord, however, shall use its best efforts to obtain an agreement from any future mortgagee, indicating that the mortgagee shall not disturb the Tenant's possession of the Premises so long as the Tenant is in strict compliance with the terms of this Lease. Upon request, the Tenant shall promptly provide the Landlord's mortgagee with all reasonably requested information and representations in writing. IF THE LANDLORD FAILS TO OBTAIN A NON-DISTURBANCE AGREEMENT RESPECTING ANY FUTURE MORTGAGEE ON THE PREMISES, THEN THE LANDLORD SHALL SO ADVISE THE TENANT AND THE TENANT, AT ITS OPTION, MAY TERMINATE THIS LEASE UPON THIRTY (30) DAYS WRITTEN NOTICE TO THE LANDLORD.

                                  14. RECORDING

The Tenant shall not record this Lease or any other document related to this Lease or the Premises.

                                15. CONDEMNATION

If all or part of the Premises is taken, on a permanent or a temporary basis, through a condemnation proceeding under the right of eminent domain, then the Landlord shall receive the entire payment from the condemner for the taking of the Premises. The Tenant waives all claims against the Landlord and the condemner on account of the taking of the Premises. IN THE EVENT OF A PARTIAL CONDEMNATION, THE TENANT MAY TERMINATE THE LEASE UPON WRITTEN NOTICE TO THE LANDLORD WITHIN THIRTY (30) DAYS OF

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THE TENANT'S RECEIPT OF NOTICE OF TAKING. IF THE TENANT DOES NOT TERMINATE, THE
RENT AND ADDITIONAL RENT SHALL BE REDUCED PRO RATA WITH SUCH TAKING.

                                 16. RELOCATION

The Landlord may relocate the Tenant to relocation premises within the same general area of Federal Boulevard after providing the Tenant with a notice of relocation one hundred twenty (120) days in advance of the relocation date. The relocation premises shall be substantially similar to the Premises, shall contain substantially the same improvements which exist at the Premises as of the relocation date, SHALL BE NOT MORE THAN ONE-QUARTER MILE FROM THE PREMISES, AND SHALL CONTAIN ENOUGH AREA TO PERMIT THE STORAGE OF THE SAME NUMBER OF CONTAINERS AND IN THE SAME MANNER AS THE TENANT IS ABLE TO STORE ON THE PREMISES. The Landlord shall pay all of the reasonable costs of relocating the Tenant's personal property. THERE SHALL BE NO CHANGE IN RENT OR ADDITIONAL RENT BY REASON OF SUCH RELOCATION.

                             17. RETURN OF PREMISES

By the end of the Term, or upon the rightful termination of this Lease, the Tenant, at its own expense, shall return the Premises to the Landlord in the same condition as at the beginning of the Term, excluding normal wear and tear.

If the Tenant leaves any property at the Premises after the end of the Term or after the rightful termination of this Lease, then such property shall be deemed to be abandoned AFTER WRITTEN NOTICE FROM THE LANDLORD AND THE EXPIRATION OF TEN
(10) DAYS GRACE PERIOD THEREAFTER. The Landlord may store, use, sell, or dispose of the abandoned property. The Tenant shall pay all expenses related to the abandoned property as additional rent.

                     18. COMPLIANCE WITH ENVIRONMENTAL LAWS

The Tenant represents, to the best of the Tenant's knowledge, that the Standard Industrial Classification ("SIC") number set forth in this Lease is the only SIC number applicable to the Tenant. The Tenant shall promptly notify the Landlord if that SIC number becomes inapplicable or if another SIC number becomes applicable.

The Tenant shall not bring or keep any hazardous substances or hazardous wastes, as defined under the provisions of N.J.S.A. 13:1K-8 and N.J.S.A. 58:10-23.11b and the related regulations, at the Premises.

If N.J.S.A. 13:1K-6 ET SEQ. ("ECRA") is applicable to the Premises due to the Tenant's actions or due to the expiration or rightful termination of this Lease, then the Tenant, at its own expense, shall comply with ECRA and effect all steps necessary to obtain approval of a negative declaration or a completed cleanup. The Tenant, however, shall not be responsible for any cleanup costs related to any environmental contamination caused before the beginning of the Term or caused by the Landlord or its AGENTS, SERVANTS OR EMPLOYEES at any time. If ECRA is not applicable to the Premises due to the Tenant's actions or due to the expiration or rightful termination of this Lease, then, by the end of the Term, or upon any rightful termination of this Lease, the Tenant, at its own expense, shall obtain approval of a nonapplicability application. The Tenant shall begin the process of complying with the terms of this clause no later than six (6) months prior to the expiration of the Term. The Tenant shall

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promptly provide the Landlord with copies of all communications to and from the
New Jersey Department of Environmental Protection.

If the Term ends, or if this Lease is rightfully terminated, and if the Landlord cannot use, lease, demolish, or improve the Premises because the Tenant has not complied with ECRA, as required under the terms of this clause previously set forth, or is in the process of complying with ECRA, as required under the terms of this clause previously set forth, then the Tenant shall continue to pay additional rent and fair market value base rent, which base rent shall be no less than the base rent set forth in this Lease, until the Tenant effects compliance, without any right to possession of the Premises.

If any lien, imposed under the provisions of N.J.S.A. 58:10-23.11 ET SEQ. or imposed under the provisions of 42 U.S.C. 9601 ET SEQ., affects the Premises due to the act or neglect of the Tenant, then the Tenant shall have such lien removed within thirty (30) days from the date on which the Tenant receives notice of the lien.

The Tenant shall defend, indemnify, and hold the Landlord harmless from any claim, damage, loss, liability, or expense related to the Tenant's failure to comply with the terms of this clause. The Tenant's obligations under the terms of this clause shall survive the termination or expiration of this Lease.

                         19. RELEASE AND INDEMNIFICATION

A) The Tenant releases the Landlord and agrees to defend, indemnify, and hold the Landlord harmless from any claim by any person for any injury, death, damage, loss, liability, or expense which (1) arises upon, about, or in connection with the Premises or the steps, sidewalks, parking areas, or landscaped areas which immediately adjoin and serve the Premises, (2) arises due to an occurrence during the Term or any period of occupancy by the Tenant, and
(3) arises due to any of the following causes or events:

      a) a delay in completing the Premises or in obtaining a certificate of occupancy for the Premises (THE LANDLORD HAS NO KNOWLEDGE AS OF THE DATE HEREOF OF ANY EVENT OR CONDITION WHICH WOULD PREVENT OR DELAY THE ISSUANCE OF A CERTIFICATE OF OCCUPANCY);

      b) a delay in the delivery of possession of the Premises caused by an existing occupant at the Premises;

      c) the defective or damaged condition of any part of the Premises, the building, or the steps, sidewalks, parking areas, or landscaped areas which immediately adjoin and serve the Premises;

      d) the stoppage, malfunction, or breakdown of any of the systems serving the Premises or the building, including, without limitation, the water system, the plumbing system, the sewer system, the drainage system, the sprinkler system, the electric system, the lighting system, the gas system, or the heating, ventilating, and air-conditioning system;

      e) the stoppage or reduction of any utility service, EXCEPT THAT IF THE SAME CONTINUES FOR THIRTY (30) DAYS, THEN THE TENANT MAY TERMINATE THIS LEASE;

      f) the active or passive, ordinary negligence of any person, including the Landlord, its employees, and its agents, except as specifically set forth in paragraph B of this clause;

      g) the gross negligence of any person, except for the Landlord, its employees, or its agents;

      h) the intentional misconduct or criminal act of any person, except for the Landlord and except for the Landlord's employees or agents acting upon the Landlord's instructions;

      i) an Act of God, force majeure, or weather condition, including, without limitation, temperature, dampness, wind, rain, lightening, sleet, snow, hail, ice, flood, tornado, hurricane, or earthquake; or

      j) falling objects, water, steam, fire, smoke, explosion, vermin, strike, riot, insurrection, public enemy, or war.

B) Notwithstanding anything to the contrary contained in this clause, the Tenant's agreement to defend, indemnify, and hold the Landlord harmless shall not apply to the sole ordinary negligence of the

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Landlord, its employees, or its agents, as such sole ordinary negligence relates to any obligation of the Landlord to construct, alter, repair, maintain, or service the Premises, the building, or the steps, sidewalks, parking areas, or landscaped areas which immediately adjoin and serve the Premises or other COVENANTS BREACHED BY THE LANDLORD. In all other instances of the ordinary negligence of the Landlord, its employees, or its agents, the Tenant's agreement to defend, indemnify, and hold the Landlord harmless shall be limited to TWO (2) million dollars ($2,000,000.00) per occurrence.

C) The Tenant's release and the Tenant's agreement to defend, indemnify, and hold the Landlord harmless shall apply to all damages and expenses, including, without limitation, nominal damages, direct damages, compensatory damages, CONSEQUENTIAL DAMAGES, special damages, lost profits, incidental damages, fines, penalties, punitive damages, attorneys' fees, court costs, costs of suit, arbitration costs, and interest.

D) The Tenant's obligations under the terms of this clause shall survive the termination or expiration of this Lease.

E) The Landlord shall not be liable, by way of subrogation or otherwise, to any insurance company insuring the Tenant, and the Tenant hereby waives any such insurance company's right of recovery against the Landlord. All of the Tenant's insurance policies shall contain an endorsement waiving the insurer's subrogation rights against the Landlord.

                                   20. DEFAULT

If the Tenant does not strictly comply with all of the terms of this Lease, then the Tenant shall be in default. In addition, the Tenant shall be in default if:
a) the Tenant makes an assignment for the benefit of creditors, b) the Tenant is decreed insolvent or bankrupt according to law, or c) a receiver is appointed for the Tenant.

If the Tenant is in default, then the Landlord may send a written notice of default to the Tenant, indicating why the Tenant is not in strict compliance with the terms of this Lease. After receiving a notice of default, the Tenant shall cure any monetary default or any non-monetary default within five (5) days. If, however, a non-monetary default cannot be cured within five (5) days, then the Tenant shall begin to cure the default within five (5) days and shall continue to diligently cure the default thereafter. If the Tenant does not perform within five (5) days after receiving a notice of default, then the Landlord may cure any default on behalf of the Tenant, in which case the cost of curing shall be payable as additional rent. In addition, the Landlord shall have a right to suspend performance of its obligations under the terms of this Lease, shall have a right of re-entry, shall have a right of termination, and shall have all other remedies available under the law.

If the Tenant has been in non-monetary default for the same reason on two (2) occasions during any twelve (12) month period during the Term, and if the Tenant is in default for the same reason on any subsequent occasion at any time during the Term, then, FALLING any cure, the Landlord UPON TEN (10) DAYS WRITTEN NOTICE TO THE TENANT, shall have a right to suspend performance of its obligations under the terms of this Lease, shall have a right of re-entry, shall have a right of termination, and shall have all other remedies available under the law.

If the Tenant occupies any property owned by the Landlord or its affiliated companies, other than the Premises, then the Tenant shall be in default and shall pay additional rent and fair market value base rent for the property wrongfully occupied for the period of occupancy.

If the Tenant is in monetary default and has vacated the Premises before the end of the Term, or if the Landlord obtains a judgment for possession of the Premises against the Tenant before the end of the Term, then the Landlord shall try to reasonably re-rent the Premises. The Tenant shall continue to pay

                                     8 of 10
base rent and additional rent to the Landlord until the beginning date of a new lease for the Premises or until the end of the Term, whichever comes first.

If the Landlord reasonably re-rents the Premises before the end of the Term, then, as of the beginning date of the new lease for the Premises, the Tenant shall pay the following costs as additional rent: a) reasonable administrative costs incurred to advertise and show the Premises and incurred to make the new lease, b) reasonable costs incurred to prepare the Premises for the new tenant, and c) reasonable real estate commissions paid to a broker for finding the new tenant. These costs shall be prorated for the remainder of the Term of this Lease in relation to the term of the new lease.

If the Landlord reasonably re-rents the Premises for a monthly base rent amount which is lower than the base rent amount due under the terms of this Lease, then, as of the beginning date of the new lease, the Tenant shall pay for the entire deficiency which will exist for the remainder of the Term. If the Landlord re-rents the Premises for a monthly base rent amount which is higher than the base rent amount due under the terms of this Lease, then the Tenant shall not receive any credit for the surplus toward the rent and additional rent due through the beginning date of the new lease.

The Landlord and the Tenant shall resolve any claim or controversy related to this Lease or to the Premises through an arbitration proceeding in Edison, New Jersey in accordance with the Commercial Arbitration Rules of the American Arbitration Association, except that the Landlord shall have the right to pursue a summary dispossession action or a distraint action in the Superior Court of New Jersey according to the laws of New Jersey. The Superior Court of New Jersey may enter judgment upon any decision rendered through arbitration.

The Tenant OR THE LANDLORD shall pay all of the OTHER PARTY'S reasonable costs of enforcing the terms of this Lease, including, without limitation, reasonable attorneys' fees and disbursements, arbitration costs, and court costs.

If the Tenant is in default, then the Landlord's delay in sending a notice of default, the Landlord's delay in starting an arbitration proceeding or a court action against the Tenant, or the Landlord's acceptance of rent shall not be a waiver of the default and shall not prevent the Landlord from enforcing the terms of this Lease.

All of the Landlord's remedies set forth in this clause are cumulative and are not exclusive of any other remedies available under the law.

                             21. NOTICE AND CONSENT

Except as specifically set forth in this Lease, all notices and consents given under the terms of this Lease shall: (a) be in writing, (b) be sent by certified mail, return receipt requested, or hand delivered to the addresses for notices set forth in this Lease, and (c) be deemed to have been given upon receipt. By giving notice, the Landlord or the Tenant may hereafter designate different or additional addresses for their respective notices.

                                22. SEVERABILITY

If any part of this Lease is contrary to law or otherwise unenforceable, then the remainder of this Lease shall remain in effect.

                                23. GOVERNING LAW

The terms of this Lease shall be governed, interpreted, and construed according to the laws of New Jersey.

                                     9 of 10

                         24. LANDLORD'S REPRESENTATIONS

THE LANDLORD MAKES THE FOLLOWING REPRESENTATIONS IN RESPECT OF THE PREMISES:

      A)    THERE IS NO OUTSTANDING CITATIONS FOR VIOLATION OF ENVIRONMENTAL
            LAWS;

      B)    THERE IS NO OUTSTANDING CITATIONS FOR VIOLATION OF ANY LAW;

      C) THE LANDLORD HAS NO KNOWLEDGE OF THE EXISTENCE OF ENVIRONMENTAL VIOLATION OR VIOLATION OF ANY OTHER LAW;

      D) THERE ARE NO HAZARDOUS WASTES OR SUBSTANCES LOCATED AT THE DEMISED PREMISES;

      E) THERE IS NO PENDING OR THREATENED CONDEMNATION OF ALL OR ANY PORTION OF THE DEMISED PREMISES;

      F) THE DEMISED PREMISES ARE AT LEASE INCEPTION IN COMPLIANCE WITH ALL FEDERAL, STATE, COUNTY AND MUNICIPAL LAWS, ORDINANCES, RULES AND REGULATIONS.

                          25. CERTIFICATE OF OCCUPANCY

IT SHALL BE THE TENANT'S OBLIGATION TO OBTAIN THE CERTIFICATE OF OCCUPANCY AND IN THAT CONNECTION TO PAY ALL APPLICABLE FEES RELATED THERETO. THE LANDLORD SHALL BE RESPONSIBLE FOR ANY REPAIRS TO THE PREMISES NECESSARY TO OBTAIN THE CERTIFICATE OF OCCUPANCY. IF THE CERTIFICATE OF OCCUPANCY IS NOT OBTAINED BY THE COMMENCEMENT DATE, THEN THE TENANT SHALL HAVE THE RIGHT TO TERMINATE THIS LEASE.

                             26. TERMINATION OPTION

THE TENANT SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT EFFECTIVE DECEMBER 31, 1997. SAID RIGHT SHALL BE EXERCISED ONLY UPON WRITTEN NOTICE TO THE LANDLORD THE SAME TO BE RECEIVED BY THE LANDLORD NOT LATER THAN SEPTEMBER 30, 1997.

                           27. BINDING EFFECT OF LEASE

This Lease binds the Landlord and all parties which rightfully succeed to its rights or take its place. This Lease binds the Tenant and all parties which rightfully succeed to its rights or take its place with the Landlord's consent in accordance with the terms of this Lease.

                              28. ENTIRE AGREEMENT

This Lease contains the entire agreement made by the Landlord and the Tenant. The terms of this Lease shall not be changed or amended, except by the terms of a subsequent written agreement signed by the Landlord and the Tenant.

                                    10 of 10

                              COMMISSION AGREEMENT

DATE OF AGREEMENT:             JULY, 1993

LANDLORD:                      CENTER REALTY, L.P.
                               A New Jersey Limited Partnership
                               300 Raritan Center Parkway
                               P.O. Box 7815
                               Edison, New Jersey 08818-7815

BROKER:                        Bussel Realty
                               2850 Woodbridge Avenue
                               Edison, New Jersey 08837

COMMISSION:                    On July 6, 1993 -                 $9,810.00
                               On July 6, 1994 -                 $9,810.00
                               On July 6, 1995 -                 $9,810.00
                               If cancellation option has not been exercised:
                               On December 31, 1997              $3,240.00

TENANT:                        DSL ATLANTIC

PREMISES:                      Approximately 3 acres of unimproved land
                               Carteret, New Jersey

TERM OF LEASE:                 Five (5) Years
--------------------------------------------------------------------------------
In consideration of the professional services rendered by the Broker and the mutual promises contained herein, the Broker and the Landlord hereby agree to the terms of this Agreement.

                          1. LANDLORD'S REPRESENTATIONS

To the best of the Landlord's actual knowledge, the Landlord represents that the Broker is the sole procuring cause of the Lease between the Landlord and the Tenant. The Landlord represents that it has not dealt with any real estate broker, salesperson, or finder with regard to the Tenant, other than the Broker. The Landlord shall defend, indemnify, and hold the Broker harmless from any claims for fees or commissions from anyone with whom the Landlord has dealt with regard to the Tenant, other than the Broker.

                           2. BROKER'S REPRESENTATIONS

To the best of the Broker's actual knowledge, the Broker represents that the Broker is the sole procuring cause of the Lease between the Landlord and the Tenant. The Broker represents that it is a real estate broker licensed by the State of New Jersey. The Broker represents that it has not dealt with any other real estate broker, salesperson, or finder with regard to the Tenant. The Broker shall defend, indemnify, and hold the Landlord harmless from any claims for fees or commissions from anyone with whom the Broker has dealt with regard to the Tenant, other than the Landlord.

                               3. CONFIDENTIALITY

The Terms of this Agreement and the terms of the Lease between the Landlord and the Tenant shall be considered confidential business information. The Broker shall not disclose this information to any other parties.

                                     1 of 3

                              4. COMMISSION PAYMENT

The Landlord shall make the commission payment(s) set forth in this Agreement to the Broker provided that the following conditions are satisfied:

      a) the Broker is the sole procuring cause of the Lease between the Landlord and the Tenant;

      b)    the Landlord and the Tenant have signed the Lease;

      c) the Tenant has paid the base rent and the additional rent due for the first month of the Term of the Lease;

      d)    the Tenant has paid the security deposit, if any;

      e)    the Tenant has begun to occupy the Premises;

      f)    the Tenant is in compliance with the monetary terms of the Lease;
            and

      g)    the Broker is in compliance with the terms of this Agreement.

If the Landlord has made any commission payment(s) to the Broker per this Agreement, but it is determined that the Broker is not the sole procuring cause of the Lease between the Landlord and the Tenant, then the Broker shall refund such commission payment(s) to the Landlord.

                             5. COMMISSION COVERAGE

During the ten (10) year period following the beginning date of the Term of the Lease (the "ten year coverage period"), the Landlord shall pay an additional commission to the Broker provided that the following conditions are satisfied:

      a) the Landlord and the Tenant make a "new agreement" for additional space or a "new agreement" for a renewal or an extension of the Term of the Lease, and

      b) the Tenant does not recognize another real estate broker as a procuring cause of the "new agreement".

In the case of a "new agreement" for an extension of the Term of the Lease for a period up to five (5) years, the broker's additional commission shall be paid as of the beginning date of the "new agreement". In the case of a new agreement " for an extension of the Term of the Lease for a period of more than five (5) years, the Broker's additional commission shall be paid per a fair and reasonable schedule to be mutually agreed upon by the Landlord and the Broker.

In the case of a "new agreement" for an expansion of the Premises for any period, the Broker's additional commission shall be paid per a fair and reasonable schedule to be mutually agreed upon by the Landlord and the Broker.

The Broker's additional commission shall be equal to five percent (5%) of the total base net rent to be paid by the Tenant during the "ten year coverage period" per the "new agreement".

Under the terms of this Agreement, the Landlord shall not pay any commission, related to any rent paid or to be paid after the expiration of the "ten (10) year coverage period," except as specifically set forth in the next sentence. If the Broker actively represents the Tenant, and if the Tenant, in writing, recognizes the Broker as its representative, and if, as a result of the Broker's efforts, the Landlord and the Tenant make a "new agreement" related to the period after the "ten (10) year coverage period", then the Landlord shall pay a five percent (5%) commission to the Broker.

All additional commissions related to the period after the ten (10) year coverage year", shall be paid per a fair and reasonable schedule to be mutually agreed upon by the Landlord and the Broker.

                                 6. ARBITRATION

The Landlord and the Broker shall resolve any claim or controversy related to this Agreement through a binding arbitration proceeding in Edison, New Jersey, in accordance with the laws of New Jersey and the Commercial

                                     2 of 3

Arbitration Rules of the American Arbitration Association. The Superior Court of New Jersey may enter judgment upon any decision rendered through arbitration.

                              7. COMPLETE AGREEMENT

This Agreement contains the entire agreement made by the Landlord and the Broker. The terms of this Agreement shall not be changed or amended, except by the terms of a subsequent written agreement signed by the Landlord and the Broker.

                               LANDLORD/CENTER REALTY, L.P.

WITNESS/ATTEST:                By: Federal Business Centers, Inc.
                                   Corporate General Partner

/s/ [ILLEGIBLE]                /s/ Peter Visceglia
----------------------------   ----------------------------
By:                            By: Peter Visceglia
                                   President

WITNESS/ATTEST:                BROKER/BUSSEL REALTY

                               /s/ Steve Bussel
____________________________   ----------------------------
By:                            By: Steve Bussel Pres.

                                     3 of 3

                            SPACE EXPANSION AGREEMENT

DATE:                      NOVEMBER, 1994

LANDLORD:                  CENTER REALTY, L.P.
                           A New Jersey
                           300 Raritan Center Parkway
                           P.O. Box 7815
                           Edison, New Jersey 08818-7815

TENANT:                    DSL ATLANTIC
                           A New Jersey Corporation
                           800 Federal Boulevard
                           Carteret, NJ 07008

SIC Number:

EXISTING PREMISES:         Approximately 3.3 acres of unimproved land area
                           Raskulinecz Road
                           Carteret, New Jersey

ADDITIONAL PREMISES:       Approximately .76 acres of unimproved land area
                           Raskulinecz Road
                           Carteret, New Jersey
                           Referenced on "Exhibit A"

TERM FOR THE ADDITIONAL
PREMISES:                  Three (3) years and eight (8) months

   Beginning Date:         November 1, 1994
   Ending Date:            June 30, 1998

BASE NET RENT FOR THE
ADDITIONAL PREMISES:       $2,160.00 per month net

REAL ESTATE TAXES FOR
THE ADDITIONAL PREMISES:   $342.00 per month

PRIOR AGREEMENT(S)
IN EFFECT:     '           Lease dated March, 1993

--------------------------------------------------------------------------------

The Landlord and the Tenant hereby agree to the terms of this Agreement.

      1. The Tenant is presently occupying the Existing Premises under the terms of the Lease and the above referenced supplemental agreement(s).

      2. On or about October 1, 1994, the Landlord, at its own expense, shall prepare the Additional Premises per the plan and specifications referenced on "Exhibit A" and shall obtain any Certificate of Occupancy for the Additional Premises, which may be necessary. In connection with the drainage and fencing to be installed as shown on Exhibit A, the Landlord and the Tenant agree that the fence shall not be installed until after a review and determination by the Landlord and the Tenant that the drainage system works as contemplated. The Tenant

                                     1 of 2
shall lease the Additional Premises per the terms of this Agreement effective November 1, 1994.

      3. Beginning as of November 1, 1994 through June 30, 1998, the Tenant shall pay the Base Net Rent for the Additional Premises as set forth above, together with the rent for the Existing Premises as per the Lease.

      4. Beginning as of November 1, 1994 through June 30, 1998, the Tenant shall pay Real Estate Taxes for the Additional Premises per the terms of clause 2 of the Lease dated March, 1993, together with the Real Estate Taxes for the Existing Premises as per the Lease.

      5. Except as specifically set forth herein, all of the other terms of the Prior Agreement(s) shall remain in effect and shall apply to the Additional Premises.

      6. This Agreement binds the Landlord and all parties which rightfully succeed to its rights or take its place. This Agreement binds the Tenant and all parties which rightfully succeed to its rights or take its place with the Landlord's consent in accordance with the terms of the Lease.

      7. This Agreement contains the entire agreement made by the Landlord and the Tenant. The terms of this Agreement shall not be changed or amended, except by the terms of a subsequent written agreement signed by the Landlord and the Tenant.

                                       LANDLORD/CENTER REALTY, L.P.

WITNESS/ATTEST:                        By: Federal Business Centers, Inc.
                                           General Partner

/s/ Veronica V. Nash                     /s/ Peter Visceglia
----------------------------           ----------------------------
                                       By: Peter Visceglia
                                           President

 WITNESS/ATTEST:                       TENANT/DSL ATLANTIC

/s/ ILLEGIBLE                          /s/ Ernest DeSaye
----------------------------           ----------------------------
                                       By: Ernest DeSaye
                                           President

                                     2 of 2

                            SPACE EXPANSION AGREEMENT

DATE:                      FEBRUARY, 1996

LANDLORD FOR
EXISTING PREMISES:         CENTER REALTY, L.P.
                           A New Jersey Limited Partnership
                           300 Raritan Center Parkway
                           P.O. Box 7815
                           Edison, New Jersey 08818-7815

LANDLORD FOR
ADDITIONAL PREMISES:       FEDERAL STORAGE WAREHOUSES
                           A New Jersey Corporation
                           300 Raritan Center Parkway
                           P.O. Box 7815
                           Edison, New Jersey 08818-7815

TENANT:                    DSL ATLANTIC, C/O FMI TRUCKING
                           A New Jersey Corporation
                           800 Federal Blvd.
                           Carteret, NJ 07008

                           SIC Number:

EXISTING PREMISES:         Approximately 4.06 acres of unimproved land area
                           Raskulinecz Road
                           Carteret, New Jersey

ADDITIONAL PREMISES:       Approximately 2.07 acres of unimproved land area
                           Federal Blvd. and Blair Road
                           Carteret, New Jersey
                           Referenced on "Exhibit A"

TERM FOR THE
ADDITIONAL PREMISES:       (to be determined)
                           Beginning Date: (to be determined)
                           Ending Date: June 30, 1998

MONTHLY RENT FOR
THE ADDITIONAL PREMISES:   $2,500.00 per acre, per month.  Said rent to be
                           apportioned pro rata for any partial acre.

REAL ESTATE TAXES FOR
THE ADDITIONAL PREMISES:   (INCLUDED IN MONTHLY RENT)

PRIOR AGREEMENT(S)
IN EFFECT:                 Lease dated March, 1993
                           Space Expansion Agreement dated November, 1994

--------------------------------------------------------------------------------

      The Landlord and the Tenant hereby agree to the terms of this Agreement.

      1. The Tenant is presently occupying the Existing Premises under the terms of the Lease and the above referenced supplemental agreement(s).

                                     1 of 2

                            TERM EXTENSION AGREEMENT

DATE:                         AUGUST, 1996

LANDLORD FOR PREMISES (A):    FEDERAL STORAGE WAREHOUSES, INC.
                              A New Jersey Corporation
                              300 Raritan Center Parkway
                              PO Box 7815
                              Edison, New Jersey 08818-7815

LANDLORD FOR PREMISES (B):    CENTER REALTY, L.P.
                              A New Jersey Limited Partnership
                              300 Raritan Center Parkway
                              PO Box 7815
                              Edison, New Jersey 08818-7815

TENANT:                       F.M.I. International Corp.
                              Successor in interest to:  DSL ATLANTIC
                              A New Jersey Corporation
                              800 Federal Boulevard
                              Carteret, NJ 07008

PREMISES(A):                  Approximately 4.06 acres of unimproved land area
                              Raskulinecz Road
                              Carteret, New Jersey

PREMISES(B):                  Approximately 2.07 acres of unimproved land area
                              Federal Boulevard and Blair Road
                              Carteret, New Jersey

TERM EXTENSION PERIOD:        Four (4) years and six (6) months
                              Beginning Date: July 1, 1998
                              Ending Date:  December 31, 2002

MONTHLY RENT FOR THE
COMBINATION OF PREMISES (A)
AND PREMISES (B) BEGINNING
JANUARY 1, 1998:              $15,325.00 per month gross

PRIOR AGREEMENT(S)
IN EFFECT:                    Lease dated March, 1993
                              Space Expansion Agreement dated November, 1994
                              Space Expansion Agreement dated February, 1996

--------------------------------------------------------------------------------

The Landlord and the Tenant hereby agree to the terms of this Agreement.

      1. The Tenant is presently occupying Premises (A) and Premises (B) under the terms of the Prior Agreements.

      2. The Term of the Lease shall be extended for the Term Extension Period set forth above.

      3. Beginning January 1, 1998, and continuing through the end of the Term Extension Period on December 31, 2002, the Tenant shall pay the Monthly Rent set forth

                                     1 of 2
above, and its proportionate share of the increases, if any, in real estate taxes, over those for the year 1996, on a monthly basis as Additional Rent, for the Term Extension Period.

      4. Clause 26 of the Lease dated March, 1993, is void and shall have no further effect.

      5. All of the other terms of the Prior Agreement(s) shall remain in effect, except as specifically amended herein.

      6. This Agreement binds the Landlord and all parties which rightfully succeed to its rights or take its place. This Agreement binds the Tenant and all parties which rightfully succeed to its rights or take its place with the Landlord's consent in accordance with the terms of the Lease.

      7. This Agreement contains the entire agreement made by the Landlord and the Tenant. The terms of this Agreement shall not be changed or amended, except by the terms of a subsequent written agreement signed by the Landlord and the Tenant.

WITNESS/ATTEST:                        LANDLORD/CENTER REALTY, L.P.

                                       By: Federal Business Centers, Inc.
                                           Corporate General Partner

                                       /s/ Peter Visceglia
_____________________                  ----------------------------
By:                                    By: Peter Visceglia
                                           President

WITNESS/ATTEST:                        LANDLORD/
                                       FEDERAL STORAGE WAREHOUSES, INC.

                                       /s/ Peter Visceglia
_____________________                  ----------------------------
By:                                    By: Peter Visceglia
                                           President

WITNESS/ATTEST:                        TENANT/F.M.I. International Corp.

/s/ Stene Bussel                       /s/ Joseph DeSaye
---------------------                  ----------------------------8/14/96
By:                                    By: Joseph DeSaye

                                     2 of 2

                     NON-ADJOINING SPACE EXPANSION AGREEMENT

DATE:                    October, 1999

LANDLORD:                FEDERAL STORAGE WAREHOUSES, INC.
                         A New Jersey Corporation
                         300 Raritan Center Parkway
                         P. O. Box 7815
                         Edison, New Jersey  08818-7815

TENANT                   F.M.I. INTERNATIONAL CORP.
                         Successor in interest to DSL ATLANTIC
                         A New Jersey Corporation
                         800 Federal Boulevard
                         Carteret, New Jersey  07008

--------------------------------------------------------------------------------

EXISTING PREMISES (A):   Approximately 4.06 acres of unimproved land area

                         Located on Raskuliencz Road
                         Carteret, New Jersey

EXISTING PREMISES (B):   Approximately 2.07 acres of unimproved land area

                         Located on Federal Boulevard and Blair Road
                         Carteret, New Jersey

MONTHLY RENT
FOR EXISTING
PREMISES (A) AND (B):    $15,325.00 per month gross.

--------------------------------------------------------------------------------

CURRENT TERM
IN EFFECT:               Four (4) years and six (6) months
                         Beginning Date: July 1, 1998
                         Ending Date:  December 31, 2002

--------------------------------------------------------------------------------

ADDITIONAL PREMISES:     Approximately 2.2 acres of unimproved land area

                         Located on Blair Road
                         Carteret, New Jersey

                         The Additional Premises and the specifications related thereto are shown on plan #99016R1.OY1, prepared by David Cochran, dated October 15, 1999.

MONTHLY RENT
FOR ADDITIONAL
PREMISES:                $5,500.00 per month gross, plus utilities. 2,500/ac/mo.

--------------------------------------------------------------------------------

                                     1 of 3

PRIOR AGREEMENTS
IN EFFECT:               Lease dated March, 1993
                         Space Expansion Agreement dated November, 1994
                         Space Expansion Agreement dated February, 1996
                         Term Extension Agreement dated August, 1996

--------------------------------------------------------------------------------

      The Landlord and the Tenant hereby agree to the terms of this Non-Adjoining Space Expansion Agreement ("Agreement"), including all of the terms set forth above.

                                 1. INTRODUCTION

      The Tenant is presently occupying Existing Premises (A) and Existing Premises (B) under the terms of the Prior Agreements. The Tenant shall be expanding by leasing the Additional Premises per the terms of this Agreement.

                      2. PREPARATION OF ADDITIONAL PREMISES

      On or about January 1, 2000, the Landlord, at its own expense, shall prepare the Additional Premises per the plan and specifications referenced above and deliver the Additional Premises to the Tenant. Upon said delivery of the Additional Premises to the Tenant, the Tenant shall lease the Additional Premises per the terms of this Agreement.

                         3. RENT FOR ADDITIONAL PREMISES

      Beginning as of the later of January 1, 2000, or the date on which the Additional Premises is delivered to the Tenant, the Tenant shall pay the Monthly Rent for the Additional Premises as set forth above, on a month-to-month basis, cancelable upon sixty (60) days advance written notice by either the Landlord or the Tenant. Cancellation shall be effective on none other than the last day of a calendar month.

                               4. PRIOR AGREEMENTS

      Except as specifically set forth herein, all of the other terms of the Prior Agreements shall remain in effect and shall apply to the Additional Premises.

                                     2 of 3

                         5. BINDING EFFECT OF AGREEMENT

      This Agreement binds the Landlord and all parties that rightfully succeed to its rights or take its place. This Agreement binds the Tenant and all parties that rightfully succeed to its rights or take its place with the Landlord's consent in accordance with the terms of the Lease.

                               6. ENTIRE AGREEMENT

      This Agreement contains the entire agreement made by the Landlord and the Tenant. The terms of this Agreement shall not be changed or amended, except by the terms of a subsequent written agreement signed by the Landlord and the Tenant.

LANDLORD/FEDERAL STORAGE             TENANT/F.M.I. INTERNATIONAL
WAREHOUSES, INC.                     CORP.

/s/ Peter Visceglia                  /s/ Joseph De Saye
------------------------------       -----------------------------
By: Peter Visceglia, President       By: Joseph De Saye, President

                                     3 of 3

                                 SPACE EXPANSION AGREEMENT

DATE:                          APRIL, 2000

LANDLORD:                      FEDERAL STORAGE WAREHOUSES, INC.
                               A New Jersey Corporation
                               300 Raritan Center Parkway
                               P. O. Box 7815
                               Edison, New Jersey 08818-7815

TENANT:                        F.M.I. International Corp.
                               A New Jersey Corporation
                               800 Federal Boulevard
                               Carteret, New Jersey 07008

--------------------------------------------------------------------------------

EXISTING PREMISES (A):         Approximately 4.06 acres of unimproved land area

                               Located on Raskuliencz Road
                               Carteret, New Jersey

EXISTING PREMISES (B):         Approximately 2.07 acres of unimproved land area

                               Located on Federal Boulevard and Blair Road
                               Carteret, New Jersey

EXISTING PREMISES (C):         Approximately 2.2 acres of unimproved land area

                               Located on Blair Road
                               Carteret, New Jersey

MONTHLY RENT FOR
EXISTING PREMISES
(A), (B), AND (C):             $20,825.00 per month gross

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CURRENT TERM
IN EFFECT:                     Four (4) years and six (6) months
                               Beginning Date: July 1, 1998
                               Ending Date: December 31, 2002

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ADDITIONAL
PREMISES (A):                  Approximately 1 acre of unimproved land area

                               Located on Blair Road
                               Carteret, New Jersey

                               The Expansion Space and the specifications related thereto are shown on plan #00009, prepared by David Cochran, dated March 23, 2000.

                                     1 of 4

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MONTHLY RENT
FOR ADDITIONAL
PREMISES (A):                  $2,000.00 per month gross, plus utilities

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TERM FOR
ADDITIONAL
PREMISES (A):                  Four (4) months
                               Beginning Date: January 1, 2000
                               Ending Date: April 30, 2000

--------------------------------------------------------------------------------

ADDITIONAL
PREMISES (B):                  Approximately 1 additional acre of unimproved
                               land area.

                               Located on Blair Road
                               Carteret, New Jersey

                               The Expansion Space and the specifications related thereto are shown on plan #00009, prepared by David Cochran, dated March 23, 2000.

MONTHLY RENT
FOR ADDITIONAL
PREMISES (B):                  $3,500.00 per month gross, plus utilities

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TERM FOR
ADDITIONAL
PREMISES (B):                  Two (2) months
                               Beginning Date: March 1, 2000
                               Ending Date: April 30, 2000

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PRIOR AGREEMENTS
IN EFFECT:                     Lease dated March, 1993
                               Space Expansion Agreement dated November, 1994
                               Space Expansion Agreement dated February,1994
                               Term Extension Agreement dated August, 1996
                               Non-Adjoining Space Expansion Agreement dated
                               October, 1999

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The Landlord and the Tenant hereby agree to the terms of this Space Expansion
Agreement ("Agreement"), including all of the terms set forth above.

                                     2 of 4

                                 1. INTRODUCTION

The Tenant is presently occupying the Existing Premises (A), (B), and (C) under the terms of the Prior Agreements. The Tenant shall be expanding by leasing Additional Premises (A) and Additional Premises (B) per the terms of this Agreement.

       2. DELIVERY OF ADDITIONAL PREMISES (A) AND ADDITIONAL PREMISES (B)

On or about January 1, 2000, the Landlord shall deliver Additional Premises (A) to the Tenant. Upon said delivery of Additional Premises (A) to the Tenant, the Tenant shall lease Additional Premises (A) per the terms of this Agreement.

On or about March 1, 2000, the Landlord shall deliver Additional Premises (B) to the Tenant. Upon said delivery of Additional Premises (B) to the Tenant, the Tenant shall lease Additional Premises (B) per the terms of this Agreement.

     3. RENT AND ADDITIONAL RENT FOR ADDITIONAL PREMISES (A) AND ADDITIONAL
                                  PREMISES (B)

Beginning as of January 1, 2000, the Tenant shall pay the Monthly Rent for Additional Premises (A) as set forth above.

Beginning as of March 1, 2000, the Tenant shall pay the Monthly Rent for Additional Premises (B) as set forth above.

                          4. RENT RECEIVED BY THE LANDLORD

The Landlord hereby acknowledges having received the January 2000, February 2000, and March 2000 rent for Additional Premises (A) and the March 2000 rent for Additional Premises (B).

                               5. PRIOR AGREEMENTS

Except as specifically set forth herein, all of the other terms of the Prior Agreements shall remain in effect and shall apply to Additional Premises (A) and Additional Premises (B).

                         6. BINDING EFFECT OF AGREEMENT

This Agreement binds the Landlord and all parties that rightfully succeed to its rights or take its place. This Agreement binds the Tenant and all parties that rightfully succeed to its rights or take its place with the Landlord's consent in accordance with the terms of the Lease.

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

                               7. ENTIRE AGREEMENT

This Agreement contains the entire agreement made by the Landlord and the Tenant. The terms of this Agreement shall not be changed or amended, except by the terms of a subsequent written agreement signed by the Landlord and the Tenant.

LANDLORD/FEDERAL STORAGE              TENANT/F.MI. INTERNATIONAL
WAREHOUSES, INC.                      CORP.

______________________________        _____________________________
By: Peter Visceglia, President        By: Joseph DeSaye, President

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

                            SPACE EXPANSION AGREEMENT

DATE:                          AUGUST, 2000

LANDLORD:                      FEDERAL BUSINESS CENTERS, INC.
                               (Successor in interest to Federal Storage
                               Warehouses, Inc.)
                               A New Jersey Corporation
                               300 Raritan Center Parkway
                               P. O. Box 7815
                               Edison, New Jersey 08818-7815

TENANT:                        F.M.I. INTERNATIONAL CORP.
                               A New Jersey Corporation
                               800 Federal Boulevard
                               Carteret, New Jersey 07008

--------------------------------------------------------------------------------

EXISTING PREMISES (A):         Approximately 4.06 acres of unimproved land area

                               Located on Raskuliencz Road
                               Carteret, New Jersey

EXISTING PREMISES (B):         Approximately 2.07 acres of unimproved land area

                               Located on Federal Boulevard and Blair Road
                               Carteret, New Jersey

MONTHLY RENT FOR
EXISTING PREMISES
(A) AND (B):                   $15,325.00 per month gross

--------------------------------------------------------------------------------

CURRENT TERM
IN EFFECT:                     Four (4) years and six (6) months
                               Beginning Date: July 1, 1998
                               Ending Date: December 31, 2002

--------------------------------------------------------------------------------

                                     1 of 4

ADDITIONAL
PREMISES (A):                  Approximately 1 acre of unimproved land area

                               Located on Blair Road
                               Carteret, New Jersey

                               The Expansion Space and the specifications related thereto are shown on plan #00009, prepared by David Cochran, dated March 23, 2000.

MONTHLY RENT
FOR ADDITIONAL
PREMISES (A):                  $2,000.00 per month gross, plus utilities

--------------------------------------------------------------------------------

TERM FOR ADDITIONAL
PREMISES (A):                  Eight (8) months
                               Beginning Date: January 1, 2000
                               Ending Date: August 31, 2000

--------------------------------------------------------------------------------

ADDITIONAL
PREMISES (B):                  Approximately 1.2 additional acres of unimproved
                               land area.

                               Located on Blair Road
                               Carteret, New Jersey

                               The Expansion Space and the specifications related thereto are shown on plan #00009, prepared by David Cochran, dated March 23, 2000.

MONTHLY RENT
FOR ADDITIONAL
PREMISES (B):                  $3,500.00 per month gross, plus utilities

--------------------------------------------------------------------------------

TERM FOR ADDITIONAL
PREMISES (B):                  Six (6) months
                               Beginning Date: March 1, 2000
                               Ending Date: August 31, 2000

--------------------------------------------------------------------------------

                                     2 of 4

PRIOR AGREEMENTS
IN EFFECT:                     Lease dated March, 1993
                               Space Expansion Agreement dated November, 1994
                               Space Expansion Agreement dated February, 1994
                               Term Extension Agreement dated August, 1996

--------------------------------------------------------------------------------

The Landlord and the Tenant hereby agree to the terms of this Space Expansion Agreement ("Agreement"), including all of the terms set forth above.

                                 1. INTRODUCTION

Because the Non-Adjoining Space Expansion Agreement dated October, 1999 and the Space Expansion Agreement dated April, 2000 did not accurately reflect the actual agreement between the parties, said agreements are hereby deemed null and void and shall be given no further effect. The terms of this Agreement will properly reflect the Tenant's expansion into Additional Premises (A) and Additional Premises (B).

       2. DELIVERY OF ADDITIONAL PREMISES (A) AND ADDITIONAL PREMISES (B)

On or about January 1, 2000, the Landlord shall deliver Additional Premises (A) to the Tenant. Upon said delivery of Additional Premises (A) to the Tenant, the Tenant shall lease Additional Premises (A) per the terms of this Agreement.

On or about March 1, 2000, the Landlord shall deliver Additional Premises (B) to the Tenant. Upon said delivery of Additional Premises (B) to the Tenant, the Tenant shall lease Additional Premises (B) per the terms of this Agreement.

     3. RENT AND ADDITIONAL RENT FOR ADDITIONAL PREMISES (A) AND ADDITIONAL
                                  PREMISES (B)

Beginning as of January 1, 2000 and through the end of the Term, the Tenant shall pay the Monthly Rent for Additional Premises (A) as set forth above.

Beginning as of March 1, 2000 and through the end of the Term, the Tenant shall pay the Monthly Rent for Additional Premises (B) as set forth above.

                          4. RENT RECEIVED BY THE LANDLORD

The Landlord hereby acknowledges having received rent for Additional Premises
(A) and Additional Premises (B) through August 31, 2000.

                                     3 of 4

                               5. PRIOR AGREEMENTS

Except as specifically set forth herein, all of the other terms of the Prior Agreement shall remain in effect and shall apply to Additional Premises (A) and Additional Premises (B).

                         6. BINDING EFFECT OF AGREEMENT

This Agreement binds the Landlord and all parties that rightfully succeed to its rig [ILLEGIBLE] take its place. This Agreement binds the Tenant and all parties that rightfully succeed to its rights or take its place with the Landlord's consent in accordance with the [ILLEGIBLE] of the Lease.

                               7. ENTIRE AGREEMENT

This Agreement contains the entire agreement made by the Landlord and the Tenant The terms of this Agreement shall not be changed or amended, except by the term subsequent written agreement signed by the Landlord and the Tenant.

LANDLORD/FEDERAL BUSINESS             TENANT/F.M.I. INTERNATIONAL
CENTERS, INC.                         CORP.

/s/ Peter Visceglia                   /s/ Joseph DeSaye
------------------------------        ----------------------------
By: Peter Visceglia, President        By: Joseph DeSaye, President

                                     4 of 4

                            SPACE EXPANSION AGREEMENT

DATE:                               SEPTEMBER, 2000

LANDLORD:                           FEDERAL BUSINESS CENTERS, INC.
                                    (Successor in interest to Federal
                                    Storage Warehouses, Inc.)
                                    A New Jersey Corporation
                                    300 Raritan Center Parkway
                                    P. O. Box 7815
                                    Edison, New Jersey 08818-7815

TENANT:                             F.M.I. INTERNATIONAL CORP.
                                    A New Jersey Corporation
                                    800 Federal Boulevard
                                    Carteret, New Jersey 07008

--------------------------------------------------------------------------------

EXISTING PREMISES (A):              Approximately 4.06 acres of unimproved land
                                    area

                                    Located on Raskuliencz Road
                                    Carteret, New Jersey

EXISTING PREMISES (B):              Approximately 2.07 acres of unimproved land
                                    area

                                    Located on Federal Boulevard and Blair Road
                                    Carteret, New Jersey

MONTHLY RENT FOR EXISTING PREMISES
(A) AND (B):                        $15,325.00 per month gross

--------------------------------------------------------------------------------

CURRENT TERM IN EFFECT:             Four (4) years and six (6) months
                                    Beginning Date: July 1, 1998
                                    Ending Date: December 31, 2002

--------------------------------------------------------------------------------

ADDITIONAL PREMISES:                Approximately 4.2 acres of unimproved land
                                    area

                                    Located on Blair Road
                                    Carteret, New Jersey

                                    The Expansion Space and the specifications related thereto are shown on plan #00026, prepared by David Cochran, dated August 30, 2000.

                                     1 of 3

MONTHLY RENT FOR ADDITIONAL
PREMISES:                           $7.401.00 per month gross, plus utilities

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TERM FOR ADDITIONAL PREMISES:       Two (2) years and three (3) months
                                    Beginning Date: October 1, 2000
                                    Ending Date: December 31, 2002

--------------------------------------------------------------------------------

PRIOR AGREEMENTS IN EFFECT:         Lease dated March, 1993
                                    Space Expansion Agreement dated November,
                                    1994
                                    Space Expansion Agreement dated February,
                                    1994
                                    Term Extension Agreement dated August, 1996
                                    Space Expansion Agreement dated August, 2000

--------------------------------------------------------------------------------

The Landlord and the Tenant hereby agree to the terms of this Space Expansion Agreement ("Agreement"), including all of the terms set forth above.

                                 1. INTRODUCTION

The Tenant is presently occupying Existing Premises (A) and (B) under the terms of the Prior Agreements. The Tenant shall be expanding by leasing the Additional Premises per the terms of this Agreement.

                      2. PREPARATION OF ADDITIONAL PREMISES

On or about October 1, 2000, the Landlord, at its own expense, shall prepare the Additional Premises per the plan and specifications referenced above. Upon the completion of the Landlord's work, the Tenant shall lease the Additional Premises per the terms of this Agreement.

               3. RENT AND ADDITIONAL RENT FOR ADDITIONAL PREMISES

Beginning as of the later of October 1, 2000, or the date that the Landlord completes the work referenced above, through the end of the Term on December 31, 2002, the Tenant shall pay the Monthly Rent for the Additional Premises as set forth above.

                                     2 of 3

                            TERM EXTENSION AGREEMENT

DATE:                        JUNE, 2002

LANDLORD:                    FEDERAL BUSINESS CENTERS, INC.
                             A New Jersey Corporation
                             300 Raritan Center Parkway
                             P. O. Box 7815
                             Edison, New Jersey 08818-7815

TENANT:                      F.M.I. INTERNATIONAL CORP.
                             A New Jersey Corporation
                             800 Federal Boulevard
                             Carteret, New Jersey 07008

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PREMISES (A):                Approximately 4.06 acres of unimproved land area
                             Located on Raskuliencz Road
                             Carteret, New Jersey

PREMISES (B):                Approximately 2.07 acres of unimproved land area
                             Located on Federal Boulevard and Blair Road
                             Carteret, New Jersey

PREMISES (C):                Approximately 4.2 acres of unimproved land area
                             Located on Blair Road
                             Carteret, New Jersey

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TERM EXTENSION PERIOD FOR
PREMISES (A), (B) AND (C):   Six (6) years and one (1) month

                             Beginning Date: January 1, 2003
                             Ending Date: January 31, 2009

MONTHLY RENT FOR TERM
EXTENSIONPERIOD FOR
PREMISES (A), (B) AND (C):   $22,726.00 per month gross

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PRIOR AGREEMENTS IN EFFECT:  Lease dated March, 1993
                             Space Expansion Agreement dated November, 1994 Space Expansion Agreement dated February, 1994 Term Extension Agreement dated August, 1996 Space Expansion Agreement dated August, 2000 Space Expansion Agreement dated September, 2000

--------------------------------------------------------------------------------

                                     1 of 3

The Landlord and the Tenant hereby agree to the terms of this Term Extension Agreement ("Agreement"), including all of the terms set forth above.

                                 1. INTRODUCTION

The Tenant is presently occupying Premises (A), (B) and (C) under the terms of the Prior Agreements. The Tenant shall be extending the Term of the Lease for Premises (A), (B) and (C) per the terms of this Agreement.

                            2. TERM EXTENSION PERIOD

The Term of the Lease for Premises (A), (B) and (C) shall be extended for the Term Extension Period set forth above.

                    3. MONTHLY RENT FOR TERM EXTENSION PERIOD

Beginning on January 1, 2003, and continuing through the end of the Term Extension Period on January 31, 2009, the Tenant shall pay the Monthly Rent for Premises (A), (B) and (C) as set forth above.

                            4. TERM EXTENSION OPTION

The Landlord grants the Tenant an option to extend the Term of the Lease for Premises (A), (B) and (C) for an additional five (5) year extension period. To exercise this option, the Tenant must strictly comply with the following conditions: (a) be in strict compliance with all of its obligations under the terms of the Lease for Premises (A), (B) and (C) on the date of exercising this option and on the date of the beginning of the extension period, and (b) give written notice to the Landlord no later than six (6) months in advance of the beginning of the extension period, indicating the Tenant's unequivocal and unconditional intention to exercise this option. If the Tenant does not strictly comply with the aforesaid conditions, then the Tenant shall not have exercised this option. If either party rightfully terminates this Lease for Premises (A),
(B) or (C), or if the notice deadline passes before the Tenant exercises this option, then this option shall automatically and immediately be void and shall have no further effect.

The monthly rent for Premises (A), (B) and (C) during the extension period shall be $26,858.00 ($2,600.00 per acre per month.)

During the extension period, the Landlord and the Tenant shall comply with all of the terms of the Lease for Premises (A), (B) and (C) and any supplemental agreements, in effect, except that the terms related to monthly rent and the Term of the Lease for Premises (A), (B) and (C) shall be deemed to be amended to be consistent with the exercise of this option.

                               5. PRIOR AGREEMENTS

Except as specifically set forth herein, all of the other terms of the Prior Agreements shall remain in effect.

                                     2 of 3

                         6. BINDING EFFECT OF AGREEMENT

This Agreement binds the Landlord and all parties that rightfully succeed to its rights or take its place. This Agreement binds the Tenant and all parties that rightfully succeed to its rights or take its place with the Landlord's consent in accordance with the terms of the Lease for Premises (A), (B) and (C).

                               7. ENTIRE AGREEMENT

This Agreement contains the entire agreement made by the Landlord and the Tenant. The terms of this Agreement shall not be changed or amended, except by the terms of a subsequent written agreement signed by the Landlord and the Tenant.

LANDLORD/FEDERAL BUSINESS CENTERS, INC.    TENANT/F.M.I. INTERNATIONAL CORP.

/s/ Peter Visceglia                        /s/ Michael DeSaye
--------------------------------------     ------------------------------------
By: Peter Visceglia, President             By: Michael DeSaye, Vice President

                                     3 of 3